AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            UNAUDITED BALANCE SHEETS

                                                                                      September 30,       September 30,
                                       ASSETS                                             2005                2004
                                                                                      --------------      --------------
Current assets:
    Cash                                                                              $           21      $          220
    Prepaid expense and other receivables                                                     47,450               7,616
                                                                                      --------------      --------------
         Total current assets                                                                 47,471               7,836

Fixed assets:
    Computer equipment, net of accumulated depreciation of $1,608
    and $264 respectively                                                                      2,423               3,766
                                                                                      --------------      --------------

         Total assets                                                                 $       49,894      $       11,602
                                                                                      ==============      ==============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
    Accounts payable                                                                  $      344,604      $       79,670
    Shareholder loans                                                                        494,190             384,003
    Notes payable                                                                            712,000                  --
    Accrued expense and other liabilities                                                    302,730                  --
                                                                                      --------------      --------------
         Total current liabilities                                                         1,853,524             463,673
                                                                                      --------------      --------------

    Stockholders' deficit:
       Preferred stock - par value $.001; 10,000,000 shares authorized; Common stock - par value $.001; 100,000,000 shares authorized;
         1,000 shares issued and outstanding                                                       1                   1
       Additional paid in capital                                                              3,999               3,999
       Accumulated deficit during development stage                                       (1,807,630)           (456,071)
                                                                                      --------------      --------------
          Total stockholders' deficit                                                     (1,803,630)           (452,071)
                                                                                      --------------      --------------

          Total liabilities and stockholders' deficit                                 $       49,894      $       11,602
                                                                                      ==============      ==============

The accompanying footnotes are an intergral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       UNAUDITED STATEMENTS OF OPERATIONS
                  NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
           FROM INCEPTION (MARCH 29, 2004) THROUGH SEPTEMBER 30, 2005

                                                                                               From
                                                             September 30,                Inception to
                                                  ----------------------------------      September 30,
                                                       2005                2004                2005
                                                  --------------      --------------      --------------
Revenues                                          $           --      $           --      $           --

Cost of revenues                                              --                  --                  --
                                                  --------------      --------------      --------------

Gross profit                                                  --                  --                  --
                                                  --------------      --------------      --------------

Operating expenses:
     DVD production costs                                243,194             107,453             417,459
     General and administration                          294,030             124,885             697,368
     Sales and marketing                                 529,463             217,026             653,366
     Depreciation                                          1,008                 264               1,608
                                                  --------------      --------------      --------------
          Total operating expense                      1,067,695             449,628           1,769,801
                                                  --------------      --------------      --------------

Operating loss                                        (1,067,695)           (449,628)         (1,769,801)
                                                  --------------      --------------      --------------

Other income and (expense)
     Interest expense                                    (30,509)             (2,443)            (33,829)
     Founder's share expense                                  --              (4,000)             (4,000)
                                                  --------------      --------------      --------------
          Total other income (expense)                   (30,509)             (6,443)            (37,829)
                                                  --------------      --------------      --------------

Loss before taxes                                     (1,098,204)           (456,071)         (1,807,630)

     Provision for income taxes                               --                  --                  --
                                                  --------------      --------------      --------------

Net loss                                          $   (1,098,204)     $     (456,071)     $   (1,807,630)
                                                  ==============      ==============      ==============

Net loss per share, basic and diluted             ($    1,098.20)     ($        0.17)     ($        2.04)
                                                  ==============      ==============      ==============

Weighted average shares, basic and diluted                 1,000           2,645,148             883,991
                                                  ==============      ==============      ==============

The accompanying footnotes are an intergral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   UNAUDITED STATEMENT OF STOCKHOLDERS' EQUITY
      FOR PERIOD FROM INCEPTION (MARCH 29, 2004) THROUGH SEPTEMBER 30, 2005

                                                                                                         Accumulated
                                    Preferred Stock                 Common Stock                       Deficit during
                              --------------------------    --------------------------    Additional     Development
                                Shares          Amount        Shares          Amount    Paid in Capital     Stage          Total
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Balance, March 29, 2004       $        --             --             --    $        --    $        --    $        --    $        --

Issuance of founder's shares           --             --      4,000,000          4,000             --             --          4,000
Shares retired in acquisition          --             --     (4,000,000)        (4,000)            --         (4,000)
Shares issued in acquisition           --             --          1,000              1          3,999             --          4,000
Net loss                               --             --             --             --             --       (709,426)      (709,426)
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2004             --             --          1,000              1          3,999       (709,426)      (705,426)

Net loss                               --             --             --             --             --     (1,098,204)    (1,098,204)
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------

Balance, September 30, 2005   $        --             --          1,000    $         1    $     3,999    $(1,807,630)   $(1,803,630)
                              ===========    ===========    ===========    ===========    ===========    ===========    ===========

The accompanying footnotes are an intergral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                       UNAUDITED STATEMENTS OF CASH FLOWS
                  NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
           FROM INCEPTION (MARCH 29, 2004) THROUGH SEPTEMPBER 30, 2005

                                                                                                                  From
                                                                                September 30,                 Inception to
                                                                     ----------------------------------      September 30,
                                                                          2005                2004                2005
                                                                     --------------      --------------      --------------
CASH FLOWS FROM OPERATING ACTIVITES
  Net loss                                                           $   (1,098,204)     $     (456,071)     $   (1,807,630)
     Adjustments to reconcile net loss to net cash flows from
        operating activities:
          Depreciation expense                                                1,008                 264               1,608
          Stock issued for acquisition of subsidiary                             --               4,000               4,000
          Changes in assets and liabilities:                                     --
             Prepaid expenses                                                 4,490              (7,615)             (7,940)
             Other receivables                                              (38,310)                 --             (39,510)
             Accounts payable                                               217,345              79,670             344,604
             Accrued expenses and other current liabilities                 104,577             384,003             111,670
                                                                     --------------      --------------      --------------

Net cash flows (used) in operating activities                              (809,094)              4,251          (1,393,198)
                                                                     --------------      --------------      --------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                                                          --              (4,031)             (4,031)
                                                                     --------------      --------------      --------------

Net cash flows (used) in investing activities                                    --              (4,031)             (4,031)
                                                                     --------------      --------------      --------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable and advances-net                              603,060                  --             903,060
  Proceeds from loans from parent                                           103,443                  --             494,190
                                                                     --------------      --------------      --------------

Net cash flows provided by financing activities                             706,503                  --           1,397,250
                                                                     --------------      --------------      --------------

Decrease in cash                                                           (102,591)                220                  21
Cash, beginning of period                                                   102,612                  --                  --
                                                                     --------------      --------------      --------------
Cash, end of period                                                  $           21      $          220      $           21
                                                                     ==============      ==============      ==============

The accompanying footnotes are an intergral part of these financial statements.

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

African American Medical Network, Inc. ("African American Medical") was organized as a Florida corporation in March 2004 under the name National Medical Television Network, Inc. In May 2004 it changed its name to African American Medical. In July 2004, African American Medical was acquired by AFMN, Inc., a Delaware corporation ("AFMN"), for 8,000,000 shares of AFMN's common stock and is currently operation as a wholly-owned subsidiary of AFMN.

The primary goal of African American Medical is to provide educational programming regarding health and well being to doctor's offices nationwide for viewing by African American patients, and to provide an advertising medium for commercial advertisers to target their goods and services to these consumer patients. Custom-tailored, television-delivered healthcare information that is engaging and easy to understand produces a greater awareness of the benefits of preventative healthcare practices. By creating original programming geared to African American healthcare issues, we address the detrimental effects of health disparities, and at the same time, educate patients and their families about effective and useful healthcare habits and disease management techniques. Most importantly, our programming will motivate our target audience to take full advantage of healthcare technology and healthcare resources and benefits available within American society. African American Medical was developed to create awareness about key diseases and the regimen needed to preserve life and the quality of life. This place-based network delivers advertiser-supported programming about medical and health issues specifically related to African American patients' interests and needs. It is available only through doctor's offices serving the African American populace. This information will be provided through monthly updated DVD magazines that present continuous, educational programming interspersed with commercial advertising.

Basis of Accounting

The Company maintains its financial records and financial statements on the accrual basis of accounting. The accrual basis of accounting provides for a better matching of revenues and expenses.

Cash and Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers amounts held by financial institutions and short-term investments with an original maturity of 90 days or less to be cash and cash equivalents.

Fiscal Year

The Company elected December 31 as its fiscal year.

Income Taxes

The Company records its federal and state tax liability in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes". The deferred taxes payable are recorded for temporary differences between the recognition of income and expenses for tax and financial reporting purposes, using current tax rates. Deferred assets and liabilities represent the future tax consequences of

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Since its inception, the Company has an accumulated loss of $1,807,630 for income tax purposes, which can be used to offset future taxable income through 2024. The potential tax benefit of this loss is as follows:

      Future tax benefit                      $ 520,597
      Valuation allowance                      (520,597)
                                              ---------

      Future tax benefit                      $      --
                                              =========

As of September 30, 2005, no deferred taxes were recorded in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Advertising Costs

The Company expenses the production costs of advertising the first time the advertising takes place.

Fixed Assets

The Company's fixed assets consist of computer equipment (depreciated over 3 years).

NOTE B - COMMON AND PREFERRED STOCK

The Company is authorized to issue 100,000,000 shares of $.001 par value common stock and 10,000,000 shares of $.001 par value preferred stock of which 1,000 and zero shares respectively are issued and outstanding as of September 30, 2005.

In July 2004, African American Medical was acquired by AFMN, whereby AFMN issued 8,000,000 shares of its common stock to the shareholders of record of African American Medical in exchange for the 4,000,000 shares held by the shareholders of record of African American Medical (the "Exchange Shares"). As a part of the acquisition, African American Medical issued 1,000 shares of its common stock to AFMN in exchange for the Exchange Shares and retired the Exchange Shares.

NOTE C - TRANSACTIONS WITH AFMN, INC.

Between March and July 2004, the African American Medical entered into Convertible Promissory Notes ("Notes") in the aggregate of $93,000. Subject to the terms of the Notes, the Holders were granted the right to convert the outstanding principal amount of the Note, together with accrued interest into shares of the African American Medical's Common Stock. As a result of the acquisition of African American

                     AFRICAN AMERICAN MEDICAL NETWORK, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005

NOTE C - TRANSACTIONS WITH AFMN, INC. (CONTINUED)

Medical by the Company, the Notes were converted into shares of the AFMN on August 13, 2004 at a conversion price of $1.00 per share. A total of 95,339 shares of restricted common stock were issued in exchange for the Notes. The transaction totaling approximately $95,000 was recorded as inter-company debt and is reported as Shareholder Loans on the accompanying financial statements.

During July 2004 through September 2005 AFMN provided loans (net of repayments) to African American Medical totaling approximately $299,000. These transactions were recorded as inter-company debt and are reported as Shareholder Loans on the accompanying financial statements.

In January 2005, AFMN issued common stock in settlement of $40,000 of debt for services provided to African American Medical by third parties. Also in January 2005, AFMN issued common stock as repayment of a short term loan totaling $60,000 made to African American Medical by a third party. These transactions were recorded as inter-company debt and are reported as Shareholder Loans on the accompanying financial statements.

In December 2004, the AFMN and an individual entered into an Interest Bearing Single-Payment Promissory Note (the "Note"), under which the individual loaned the AFMN $200,000 at an annual rate of interest of ten percent (10%). The Note has a term of twelve months. The individual has the unilateral ability to convert the amount due under the Note into 200,000 units of the AFMN's securities (the "Unit"). The Unit consists of one (1) share of the Company's Common Stock and one (1) warrant to purchase an additional share of the AFMN's Common Stock at $2.00 per share (the "Warrant"). The term of the Warrant is three (3) years from the date of issuance. In January 2005, AFMN, African American Medical and the individual agreed to the assignment of all rights, claims, duties and liabilities of the parties to African American Medical and the individual as appropriate. The transaction was recorded as note payable on the books of African American Medical.

NOTE D - COMMITMENTS AND CONTINGENCIES

In April 2004 African American Medical entered into an employment agreement with Charles Richardson (the "Agreement"). Mr. Richardson will render his services as President and Chief Executive Officer. This Agreement is for a five (5) year term expiring in March 2009. Under the terms of the Agreement, Mr. Richardson will receive an annual salary of $150,000, payable in monthly installments of $12,500. The African American Medical may terminate the Agreement with cause, effective upon delivery of written notice to Mr. Richardson, except where the cause is a material breach of this Agreement, for which Mr. Richardson has sixty days to cure the material breach after written notice from the African American Medical. Mr. Richardson may terminate this Agreement with cause provided he delivers written notice to the African American Medical sixty days before termination. If the African American Medical terminates the Agreement without cause, or Mr. Richardson terminates the Agreement for cause, the African American Medical will be obligated to pay Mr. Richardson the compensation, remuneration and expenses specified below for the remainder of the Agreement.